Exhibit 10.1

AMENDMENT NO. 1

and

SCHEDULED DETERMINATION

OF THE BORROWING BASE

dated as of October 22, 2010

to the

AMENDED AND RESTATED

CREDIT AGREEMENT

dated as of April 22, 2010

among

SANDRIDGE ENERGY, INC.

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

The Other Lenders Party Thereto

AMENDMENT NO. 1 AND

SCHEDULED DETERMINATION OF THE BORROWING BASE

AMENDMENT AND SCHEDULED DETERMINATION (this “Amendment”) dated as of October 22, 2010 under the Amended and Restated Credit Agreement dated as of April 22, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent proposes to continue the current Borrowing Base amount in accordance with the Scheduled Determination procedure set forth in Section 2.05 of the Credit Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The following new defined terms are added to Section 1.01 in appropriate alphabetical position:

“Amendment No. 1 Properties” means Oil and Gas Properties owned by the Loan Parties on the effective date of Amendment No. 1 to this Agreement in the Wolfberry trend in the Midland Basin and the Bone Springs and Maljamar trends in the Delaware Basin.

“Senior Secured Leverage Ratio” means, as of any date of determination, the Consolidated Leverage Ratio as of such date, adjusted to exclude from the numerator (i) any Indebtedness of any Person that is not a Loan Party and (ii) any unsecured Indebtedness of any Loan Party. For avoidance of doubt, Indebtedness of a Person other than a Loan Party which is Guaranteed by a Loan Party is included in such numerator if, and only if, such Guarantee is secured by a Lien on assets of a Loan Party.

(b) The definition of Consolidated Net Income is amended (x) by substituting a comma for the word “and” at the end of clause (iii) of the proviso thereto, (y) adding “and” at the end of clause (iv) of said proviso and (z) adding the following clause (v) to said proviso:

(v) the net income (or loss) of any person accounted for on the equity method, except to the extent of cash distributions received by the Borrower or a Consolidated Subsidiary for such period.

(c) The definition of Engineered Oil and Gas Property is restated in its entirety to read as follows:

“Engineered Oil and Gas Property” means any Oil and Gas Property listed in the most recent Engineering Report other than any Oil and Gas Property (i) to which no value has been attributed by the Administrative Agent in the most recent determination of the Borrowing Base or (ii) that has been Disposed of as part of or in connection with any Disposition to a Person other than a Loan Party that is permitted hereunder or under any other Loan Document.

(d) Section 2.06(b)(ii) is amended (x) by changing the figure “7.5%” to “10.0%” and (y) by adding the following proviso thereto:

; provided that no such reduction in the Borrowing Base shall be effected in connection with a Disposition of any of the Amendment No. 1 Properties.

(e) Section 7.02 (h) is amended by the addition of the following parenthetical phrase at the end thereof:

(exclusive of the value of Oil and Gas Properties contributed as contemplated by Section 7.05(l)).

(f) Section 7.05(g) is amended by adding the words “or Amendment No. 1 Properties” at the end of clause (x) of the proviso to clause (iii).

(g) Section 7.05(k) is amended by adding “, (h)” after “(g)”.

(h) Section 7.05 is further amended by (x) deleting the word “and” at the end of clause (j), (y) changing the period at the end of clause (k) to “; and” and (z) adding the following new clause (l):

(l) Dispositions of Oil and Gas Properties to joint ventures pursuant to Section 7.02(h); provided that no value was attributed to such Oil and Gas Properties in the then most recent determination of the Borrowing Base.

(i) Section 7.11(a) is amended to read as follows:

(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 4.5:1.0.

(j) Section 7.11 is further amended by the addition of the following new subsection (c):

(c) Senior Secured Leverage Ratio. Permit the Senior Secured Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 2.0:1.0.

Section 3. Proposal to Continue the Current Borrowing Base. Based on the Engineering Report and other information concerning the businesses and properties of the Borrower and its Subsidiaries (including their Oil and Gas Properties and the reserves and production relating thereto) received pursuant to Sections 2.05(b)(i) and 6.01(d) of the Credit Agreement by the Administrative Agent from the Borrower, the Administrative Agent, pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) of the Credit Agreement, hereby proposes to the Lenders for their approval to continue the current amount of the Borrowing Base, which is $850,000,000.

Section 4. Approval by Lenders. In accordance with Section 2.05(b)(iii) of the Credit Agreement, the undersigned Lenders hereby approve the continuation of the current amount of the Borrowing Base as proposed by the Administrative Agent under Section 3 above.

Section 5. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment pursuant to Section 8 hereof, (i) the representations and warranties set forth in Article 5 of the Credit Agreement will be true and correct in all material respects and (ii) no Default or Event of Default will have occurred and be continuing.

Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8. Effectiveness. This Amendment shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Borrower and (i) with respect to Section 2, the Required Lenders and (ii) with respect to Section 4, the Super-Majority Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SANDRIDGE ENERGY, INC.

By:	/s/ Dirk M. Van Doren
	Name:	Dirk M. Van Doren
	Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maurice Washington
	Name:	Maurice Washington
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

BARCLAYS BANK PLC

By:	/s/ Ann E. Sutton
	Name:	Ann E. Sutton
	Title:	Director

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Slye
	Name:	David Slye
	Title:	Director

UNION BANK N.A.

By:	/s/ Joshua Patterson
	Name:	Joshua Patterson
	Title:	Vice President

WELLS FARGO BANK, NA

By:	/s/ Catherine Stacy
	Name:	Catherine Stacy
	Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

BNP PARIBAS

By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorne
	Title:	Director

By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

CAPITAL ONE BANK, N.A.

By:	/s/ Scott Joyce
	Name:	Scott Joyce
	Title:	Senior Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Mark E. Olson
	Name:	Mark E. Olson
	Title:	Authorized Officer

BANK OF SCOTLAND PLC

By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

SUN TRUST BANK

By:	/s/ Gregory C. Magnuson
	Name:	Gregory C. Magnuson
	Title:	Vice President

UBS LOAN FINANCE, LLC

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

COMERICA BANK

By:	/s/ Dustin Hansen
	Name:	Dustin Hansen
	Title:	Senior Vice President

ALLIED IRISH BANKS P.L.C.

By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	Senior Vice President

By:	/s/ Edward Fenk
	Name:	Edward Fenk
	Title:	Vice President

COMPASS BANK

By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

CREDIT SUISSE AG, Cayman Islands Branch (f/k/a/ CREDIT SUISSE, Cayman Islands Branch)

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David M. Morris
	Name:	David M. Morris
	Title:	Vice President

BANK OF OKLAHOMA, N.A.

By:	/s/ Mike Weatherholt
	Name:	Mike Weatherholt
	Title:	Assistant Vice President

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	General Manager

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
	Name:	Lauren Day
	Title:	Authorized Signatory

MIDFIRST BANK

By:	/s/ Shawn D. Brewer
	Name:	Shawn D. Brewer
	Title:	Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Scott Taylor
	Name:	Scott Taylor
	Title:	Authorized Signatory

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